Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Business Combinations Policy [Policy Text Block]
The acquisition was accounted for in accordance with ASC 805 with CEC considered the acquirer, which requires, among other things, that the assets acquired and liabilities assumed be recognized on the balance sheet at their fair values as of the acquisition date.

Basis of Accounting, Policy
Basis of Presentation and Use of Estimates
Our consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), which require the use of estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses and the disclosure of contingent assets and liabilities. Management believes the accounting estimates are appropriate and reasonably determined. Actual amounts could differ from those estimates.

Consolidation, Policy [Policy Text Block]
Consolidation of Subsidiaries and Variable Interest Entities
Our consolidated financial statements include the accounts of Caesars Entertainment and its subsidiaries after elimination of all intercompany accounts and transactions.
We consolidate all subsidiaries in which we have a controlling financial interest and VIEs for which we or one of our consolidated subsidiaries is the primary beneficiary. Control generally equates to ownership percentage, whereby (1) affiliates that are more than 50% owned are consolidated; (2) investments in affiliates of 50% or less but greater than 20% are generally accounted for using the equity method where we have determined that we have significant influence over the entities; and (3) investments in affiliates of 20% or less are generally accounted for using the cost method.
We consolidate a VIE when we have both the power to direct the activities that most significantly impact the results of the VIE and the right to receive benefits or the obligation to absorb losses of the entity that could be potentially significant to the VIE. Along with the VIEs that are consolidated in accordance with the above guidelines, we also hold variable interests in other VIEs that are not consolidated because we are not the primary beneficiary. We continually monitor both consolidated and unconsolidated VIEs to determine if any events have occurred that could cause the primary beneficiary to change. A change in determination could have a material impact on our financial statements.

Cash and Cash Equivalents
Cash, Cash Equivalents, and Restricted Cash
Cash equivalents are highly liquid investments with original maturities of three months or less from the date of purchase and are stated at the lower of cost or market value.

Restricted Cash
Restricted cash as of December 31, 2017, includes cash pledged as collateral for certain operating and capital expenditures in the normal course of business and certain other cash deposits that are for a specific purpose, such as $54 million that is held in the escrow trust for distribution to holders of disputed claims whose claims may ultimately become allowed (see Note 11).

Revenue Recognition
We analyze our revenues based upon the type of services we provide and the geographic location of the related property. We recognize revenue when control over the goods and services we provide has transferred to the customer, which is generally when the services are performed and when we have no substantive performance obligation remaining. Sales and other taxes collected from customers on behalf of governmental authorities are accounted for on a net basis and are not included in net revenues or operating expenses.

Revenue Recognition, Revenue Reductions
As part of our normal business operations, we often provide lodging, transportation, food and beverage, entertainment and other goods and services to our customers at no additional charge. Such complimentaries are provided in conjunction with other revenue‑earning activities and are generally provided to encourage additional customer spending on those activities. Accordingly, we allocate a portion of the transaction price we receive from such customers to the complimentary goods and services. We perform this allocation based on the SSP of the underlying goods and services, which is determined based upon the weighted-average cash sales prices received for similar services at similar points during the year.

Advertising	Advertising The Company expenses the production costs of advertising the first time the advertising takes place.
Property, Plant and Equipment, Policy [Policy Text Block]
We have significant capital invested in our long-lived assets, and judgments are made in determining their estimated useful lives and salvage values and if or when an asset (or asset group) has been impaired. The accuracy of these estimates affects the amount of depreciation and amortization expense recognized in our financial results and whether we have a gain or loss on the disposal of an asset. We assign lives to our assets based on our standard policy, which is established by management as representative of the useful life of each category of asset.
We review the carrying value of our long-lived assets whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. As necessary, we typically estimate the fair value of assets starting with a “Replacement Cost New” approach and then deduct appropriate amounts for both functional and economic obsolescence to arrive at the fair value estimates. Other factors considered by management in performing this assessment may include current operating results, trends, prospects, and third-party appraisals, as well as the effect of demand, competition, and other economic, legal, and regulatory factors. In estimating expected future cash flows for determining whether an asset is impaired, assets are grouped at the lowest level of identifiable cash flows, which, for most of our assets, is the individual property. These analyses are sensitive to management assumptions and the estimates of the obsolescence factors. Changes in these assumptions and estimates could have a material impact on the analyses and the consolidated financial statements.
Additions to property and equipment are stated at cost. We capitalize the costs of improvements that extend the life of the asset. We expense maintenance and repair costs as incurred. Gains or losses on the dispositions of property and equipment are recognized in the period of disposal. Interest expense is capitalized on internally constructed assets at the applicable weighted-average borrowing rates of interest. Capitalization of interest ceases when the project is substantially complete or construction activity is suspended for more than a brief period of time. Interest capitalized was $6 million, $2 million, and $12 million, respectively, for the years ended December 31, 2017, 2016, and 2015.
Useful Lives

Land improvements			12	years
Buildings	20	to	40	years
Building and leasehold improvements	5	to	20	years
Riverboats and barges			30	years
Furniture, fixtures, and equipment	2.5	to	20	years

Goodwill and Intangible Assets
The purchase price of an acquisition is allocated to the underlying assets acquired and liabilities assumed based upon their estimated fair values at the date of acquisition. We determine the estimated fair values after review and consideration of relevant information including discounted cash flows, quoted market prices, and estimates made by management. To the extent the purchase price exceeds the fair value of the net identifiable tangible and intangible assets acquired and liabilities assumed, such excess is recorded as goodwill.
We perform our annual goodwill impairment assessment as of October 1. We perform this assessment more frequently if impairment indicators exist. Effective for the quarter ended December 31, 2017, we adopted ASU 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment, which amends the existing requirements by eliminating Step 2 from the goodwill impairment test. Under the amended guidance, we performed our annual goodwill impairment test by comparing the fair value of each reporting unit with its carrying amount. We determine the estimated fair value of each reporting unit based on a combination of earnings before interest, taxes, depreciation, and amortization (“EBITDA”), valuation multiples, and estimated future cash flows discounted at rates commensurate with the capital structure and cost of capital of comparable market participants, giving appropriate consideration to the prevailing borrowing rates within the casino industry in general. We also evaluate the aggregate fair value of all of our reporting units and other non-operating assets in comparison to our aggregate debt and equity market capitalization at the test date. EBITDA multiples and discounted cash flows are common measures used to value businesses in our industry.
We perform our annual impairment assessment of other non-amortizing intangible assets as of October 1. We perform this assessment more frequently if impairment indicators exist. We determine the estimated fair value of our non-amortizing intangible assets by primarily using the “Relief from Royalty Method” and “Excess Earnings Method” under the income approach.
The evaluation of goodwill and other non-amortizing intangible assets requires the use of estimates about future operating results, valuation multiples, and discount rates to determine their estimated fair value. Changes in these assumptions can materially affect these estimates. Thus, to the extent gaming volumes deteriorate in the near future, discount rates increase significantly, or we do not meet our projected performance, we could have impairments to record in the future and such impairments could be material.

Self Insurance Reserve
Self-Insurance Accruals
We are self-insured for workers’ compensation and other risk products through our captive insurance subsidiaries. Our insurance claims and reserves include accruals of estimated settlements for known claims, as well as accruals of actuarial estimates of incurred but not reported claims. In estimating these reserves, historical loss experience and judgments about the expected levels of costs per claim are considered. We also utilize consultants to assist in the determination of certain estimated accruals. These claims are accounted for based on actuarial estimates of the undiscounted claims, including those claims incurred but not reported. We believe the use of actuarial methods to account for these liabilities provides a consistent and effective way to measure these highly judgmental accruals; however, changes in health care costs, accident frequency and severity, and other factors can materially affect the estimates for these liabilities. We regularly monitor the potential for changes in estimates, evaluate our insurance accruals, and adjust our recorded provisions.

Debt
Current Portion of Long-Term Debt
The current portion of long-term debt as of December 31, 2017 includes the principal payments on the term loans, other unsecured borrowings, and special improvement district bonds that are expected to be paid within 12 months.
Borrowings under the revolving credit facilities are each subject to the provisions of the applicable credit facility agreements. The applicable credit facility agreements each have a contractual maturity of greater than one year. Amounts borrowed under the revolving credit facilities are intended to satisfy short term liquidity needs and would be classified as current.
We believe that our cash and cash equivalents balance, our cash flows from operations, and/or financing available under our revolving credit facilities will be sufficient to meet our normal operating requirements, to fund planned capital expenditures, and to fund debt service during the next 12 months and the foreseeable future.
Debt Discounts or Premiums and Deferred Finance Charges
Debt discounts or premiums and deferred finance charges incurred in connection with the issuance of debt are amortized to interest expense based on the related debt agreements primarily using the effective interest method. Unamortized discounts are written off and included in our gain or loss calculations to the extent we extinguish debt prior to its original maturity date.
Fair Value
The fair value of debt has been calculated primarily based on the borrowing rates available as of December 31, 2017 based on market quotes of our publicly traded debt. We classify the fair value of debt within Level 1 and Level 3 in the fair value hierarchy.

Income Tax
The effect on the income tax provision and deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. We have provided a valuation allowance on certain federal, foreign, and state NOLs, and other federal, state, and foreign deferred tax assets. NOLs and other federal, state, and foreign deferred tax assets were not deemed realizable based upon the Company’s recent history of taxable losses.
On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act makes broad and complex changes to the U.S. tax code that affected our year ended December 31, 2017, including, but not limited to (1) reducing the U.S. federal corporate tax rate, (2) changing rules related to uses and limitations of net operating loss carryforwards created in tax years beginning after December 31, 2017, (3) bonus depreciation that will allow for full expensing of qualified property, (4) generally eliminating U.S. federal income taxes on dividends from foreign subsidiaries, and (5) a one-time transition tax on the mandatory deemed repatriation of cumulative foreign earnings accumulated post 1986 through 2017 that were previously deferred from U.S. income taxes.
The SEC staff issued Staff Accounting Bulletin No. 118 (“SAB 118”), which provides guidance for the accounting of the effects of the Tax Act. SAB 118 provides a measurement period that should not be extended past a year from the enactment date for companies to complete the accounting of the Tax Act under ASC Topic 740, Income Taxes (“ASC 740”). Companies that do not complete the accounting under ASC 740 for the tax effects of the Tax Act, must record a provisional estimate of the tax effects of the Tax Act. If a provisional estimate cannot be determined a company should continue to apply ASC 740 based on the tax laws in effect immediately before the enactment of the Tax Act.
At December 31, 2017, the Company has not completed the accounting for the tax effects of the Tax Act; however, the Company has made a reasonable estimate of the effects on the existing deferred tax balances and accrued a provisional income tax benefit of approximately $1.2 billion in the period ended December 31, 2017. The amount of the estimated income tax benefit is (i) $797 million related to the net deferred tax benefit of the corporate rate reduction and (ii) $442 million related to the net deferred tax benefit of deferred tax assets which are now realizable due to the changing rules related to uses and limitations of net operating loss carryforwards created in tax years beginning after December 31, 2017. There is no tax expense related to the one-time transitional tax as the Company does not have a net positive post 1986 accumulated earnings and profits in its foreign subsidiaries.
In order to complete the accounting requirements under ASC 740, the Company needs to (a) evaluate the impact of additional guidance, if any, from the FASB and external providers on its application of ASC 740 to the calculation; (b) evaluate the impact of further guidance from Treasury and/or the Internal Revenue Service on the technical application of the law with regard to our facts; (c) evaluate the impact of further guidance from the state tax authorities regarding their conformity to the provisions of the Tax Act; and (d) complete the analysis of the revaluation of deferred tax assets and liabilities as the Company is still analyzing certain aspects of the Tax Act. The accounting for the tax effects for the Tax Act will be completed in 2018.
The Tax Act also includes provisions for Global Intangible Low-Taxed Income (“GILTI”), which imposes taxes on foreign income in excess of a deemed return on tangible assets of foreign corporations. Because of the complexities of the new provisions, the Company is continuing to evaluate how the provisions will be accounted for under U.S. generally accepted accounting principles. Companies are allowed to make an accounting policy election of either (i) account for GILTI as a component of income tax expense in the period in which the Company is subject to the rules (the “period cost method”), or (ii) account for GILTI in the Company’s measurement of deferred taxes (the “deferred method”). The Company has not elected a method and will do so after completing its analysis of the GILTI provisions of the Tax Act depending on the analysis of the Company’s global income. The Company does not expect the impact of GILTI to be material to the Company’s tax rate in future periods.
We file income tax returns, including returns for our subsidiaries, with federal, state, and foreign jurisdictions. We are under regular and recurring audit by the IRS and various state taxing authorities on open tax positions, and it is possible that the amount of the liability for unrecognized tax benefits could change during the next 12 months.

Segment Reporting
We view each casino property as an operating segment and aggregate such casino properties into three regionally-focused reportable segments: (i) Las Vegas, (ii) Other U.S. and (iii) All Other, which is consistent with how we manage the business. These segments include the following properties:

Las Vegas	Other U.S.	All Other
Bally's Las Vegas	Bally's Atlantic City (2)	Management Companies (2)	Other
Caesars Palace Las Vegas (2)	Caesars Atlantic City (2)	Caesars Cairo	Caesars Interactive Entertainment
The Cromwell	Harrah's Atlantic City	Caesars Windsor
Flamingo Las Vegas	Harrah's Council Bluffs (2)	Harrah's Ak-Chin
Harrah's Las Vegas	Harrah's Gulf Coast (2)	Harrah's Cherokee
The LINQ Hotel & Casino	Harrah's Joliet (2)	Harrah's Cherokee Valley River
Paris Las Vegas	Harrah's Lake Tahoe (2)	Harrah's Resort Southern California
Planet Hollywood Resort & Casino	Harrah's Laughlin (2)	Horseshoe Baltimore (1)
Rio All-Suites Hotel & Casino	Harrah's Louisiana Downs (2)	The London Clubs Cairo-Ramses
LINQ Promenade/High Roller	Harrah's Metropolis (2)
	Harrah's New Orleans	International (2)
	Harrah's North Kansas City (2)	Alea Glasgow
	Harrah's Philadelphia (2)	Alea Nottingham
	Harrah's Reno (2)	The Casino at the Empire
	Harveys Lake Tahoe (2)	Emerald Safari
	Horseshoe Baltimore (until Q3) (1)	Manchester235
	Horseshoe Bossier City (2)	Playboy Club London
	Horseshoe Council Bluffs (2)	Rendezvous Brighton
	Horseshoe Hammond (2)	Rendezvous Southend-on-Sea
	Horseshoe Southern Indiana (2)	The Sportsman
Horseshoe Tunica (2)
Tunica Roadhouse (2)
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(1)	Horseshoe Baltimore is 41% owned, and was deconsolidated and held as an equity-method investment effective August 31, 2017.

(2)	These properties were not consolidated with CEC prior to the Effective Date.
We revised our presentation from two reportable segments to the three listed above as of the Effective Date, in conjunction with the CAC Merger and CEOC’s emergence from bankruptcy, because the way in which Caesars management assesses results and allocates resources is aligned in accordance with these segments. When CEOC filed for reorganization, we concluded that CEOC was a VIE and that we were not the primary beneficiary; therefore, we no longer consolidated CEOC. After the Effective Date, CEOC LLC’s results are consolidated with CEC.
The results of each reportable segment presented below are consistent with the way management assesses these results and allocates resources, which is a consolidated view that adjusts for the effect of certain transactions between reportable segments within Caesars, as described below.